Exhibit 99.1

LAMF Global Ventures Corp. I Shareholders Approve Previously
Announced Business Combination with Nuvo Group Ltd.

TEL AVIV & LOS ANGELES, April 2, 2024— Nuvo Group Ltd. (“Nuvo” or the “Company”), an FDA-cleared remote pregnancy monitoring platform, and LAMF Global Ventures Corp. I (“LAMF”) (Nasdaq: LGVC, LGVCU, LGVCW), a publicly traded, special purpose acquisition company, today announced that LAMF’s shareholders voted to approve the previously announced business combination between LAMF, Nuvo, Holdco Nuvo Group D.G Ltd., a limited liability company organized under the laws of the State of Israel (“Holdco”), Nuvo Assetco Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Holdco (“Assetco”), and H.F.N Insight Merger Company Ltd., a limited liability company organized under the laws of the State of Israel and a wholly owned subsidiary of LAMF (the “Merger Sub”), at the extraordinary general meeting of LAMF’s shareholders held on April 1, 2024 (the “Extraordinary General Meeting”).

Voters representing over 93.4% of the issued and outstanding Class A ordinary shares of LAMF, par value $0.0001 per share (the “LAMF Class A Ordinary Shares”) cast votes in favor of the proposal in connection with the business combination at the Extraordinary General Meeting. LAMF shareholders also voted to approve the proposal regarding the adoption of the plan of merger, presented at the Extraordinary General Meeting. In connection with the Extraordinary General Meeting, shareholders holding an aggregate of 2,913,194 LAMF Class A Ordinary Shares exercised their right to redeem their LAMF Class A Ordinary Shares for approximately $11.03 per share of the funds held in LAMF’s trust account, leaving approximately $434,982 in cash in the trust account after satisfaction of such redemptions. 39,422 LAMF Class A Ordinary Shares (representing approximately 1.3% of the total LAMF Class A Ordinary Shares held by public shareholders prior to redemptions) will remain outstanding after satisfaction of such redemptions. LAMF plans to file the results of the Extraordinary General Meeting, as tabulated by the inspector of elections, with the Securities and Exchange Commission (the “SEC”) on a Current Report on Form 8-K.

Upon closing of the transaction, which the parties are working to effect as soon as practicable, the combined company will operate as Holdco and is expected to be listed on Nasdaq under the ticker symbol “NUVO”, with warrants under the ticker symbol “NUVOW.”

About Nuvo

Nuvo is committed to reinventing pregnancy care for the 21st century through new technology, tools, and practices for providers and expectant mothers, including the INVU by Nuvo™ platform, an FDA-cleared, prescription-initiated remote pregnancy monitoring and management system. The INVU™ sensor band enables the delivery of remote non-stress tests and maternal and fetal heart rate monitoring today while pioneering new data-driven personalized pathways that Nuvo believes will help improve future health outcomes for all expectant mothers and unborn babies. The technology and patent estate that underpin the INVU platform has been awarded several industry recognitions, including Fast Company’s Next Big Things in Tech (2021), CB Insights’ Digital Health 150 (2020, 2022), and MedTech Innovator’s Top 50 MedTech Startups (2021), as well as multiple grants from several of the world’s leading academic medical centers and scientific bodies. Nuvo is led by a diverse team of experienced business and medical professionals, dedicated data engineers, software designers, and proud parents who embrace a collective mission to give every life a better beginning.

For more information and complete indications, contraindications, warnings and precautions, and instructions for use, visit www.nuvocares.com.

About LAMF

LAMF is a special purpose acquisition company whose business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. LAMF is sponsored by affiliated parties of LAMF LLC (d/b/a Los Angeles Media Fund), a multifaceted media and entertainment company whose primary business is financing and producing feature films, television series, documentary projects and live events, the management of professional athletes, and investing in complementary technology businesses to the foregoing. LAMF is led by Jeffrey Soros, its Chairman, and Simon Horsman, its Chief Executive Officer, the co-founders of LAMF LLC. The members of LAMF’s sponsor also include affiliates of 10X LLC (“10X Capital”), an investment firm connecting Wall Street with Silicon Valley. 10X Capital invests across the capital structure, with a focus on companies using technology to disrupt major industries, including finance, healthcare, natural resources, transportation, infrastructure, agriculture and real estate. LAMF’s securities are traded on Nasdaq under the ticker symbols LGVC, LGVCU and LGVCW.

Additional Information About the Proposed Business Combination and Where to Find It

Holdco has filed with the SEC the registration statement on Form F-4 (the “Registration Statement”) in connection with the proposed business combination (the “Business Combination”), with LAMF, Nuvo, Assetco, and Merger Sub (Merger Sub, together with LAMF, Nuvo and Assetco, the “Companies”), which includes a proxy statement/prospectus. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND OTHER DOCUMENTS LAMF OR HOLDCO HAVE OR WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT HOLDCO AND THE COMPANIES AND THE BUSINESS COMBINATION. Promptly after the Registration Statement was declared effective by the SEC, the proxy statement/prospectus was mailed to shareholders of LAMF as of February 27, 2024, the record date for voting on the proposed Business Combination. Investors and security holders will also be able to obtain copies of other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Cautionary Note Regarding Forward–Looking Information

Certain statements in this communication may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements herein generally relate to future events or the future financial or operating performance of Holdco, the Companies or the combined company expected to result from the Business Combination (the “Combined Company”). For example, statements regarding the Combined Company’s industry and market sizes, future opportunities for the Combined Company, the Combined Company’s estimated future results and outcomes of the proposed Business Combination, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are provided for illustrative purposes only and are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions, whether or not identified in this communication, that, while considered reasonable by Holdco, the Companies and their respective management, as the case may be, are inherently uncertain and subject to material change. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including (i) the inability to complete the Business Combination in a timely manner or at all (including due to the failure to receive required shareholder approvals, failure to receive approvals or the failure of other closing conditions); (ii) the inability to recognize the anticipated benefits of the proposed Business Combination; (iii) the inability to obtain or maintain the listing of Holdco’s shares on Nasdaq following the Business Combination; (iv) costs related to the Business Combination; (v) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (vi) Holdco and the Companies’ ability to manage growth and execute business plans and meet projections; (vii) potential litigation involving Holdco or any of the Companies; (viii) changes in applicable laws or regulations, particularly with respect to wealth management and asset management; (ix) general economic and market conditions impacting demand for Holdco’s or the Companies’ services, and in particular economic and market conditions in the financial services industry in the markets in which Holdco or any of the Companies operate; and (x) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in Holdco’s other filings with the SEC.

If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Holdco nor the Companies presently know or that Holdco or any of the Companies currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Holdco and the Companies described above. None of Holdco or any Company undertakes any duty to update these forward-looking statements.

Participants in the Solicitation

LAMF, Nuvo and Holdco, and certain of their respective directors, executive officers and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed Business Combination. Information about the directors and executive officers of LAMF can be found in LAMF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 26, 2024. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed business combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials when they are filed with the SEC. These documents can be obtained free of charge from the source indicated above.

No Offer or Solicitation

This communication does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This communication also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Nuvo:

Investor Relations

Ryan Kraudel

ryan.kraudel@nuvocares.com

LAMF:

For investors please contact:

Simon Horsman

simon@lamfglobal.com

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